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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 15, 2004

                         MARISA CHRISTINA, INCORPORATED
             (Exact name of registrant as specified in its charter)

           Delaware                  0-24176                   11-3216809
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)

   8101 Tonnelle Avenue, North Bergen New Jersey              07047-4601
      (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code : (201) 758-9800
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On December 15, 2004, we received a letter from The NASDAQ Stock Market informing us that NASDAQ had determined to deny our request for continued listing on NASDAQ. Accordingly, NASDAQ has informed us that it will delist our common stock at the opening of business on December 27, 2004. The Company has made the decision that it will not appeal NASDAQ's determination.

On December 20, 2004, we issued a press release announcing the receipt of the NASDAQ determination.

A copy of the press release is attached hereto as Exhibit 99.1

Exhibits

    99.1     Marisa Christina Incorporated News Release dated December 20, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     MARISA CHRISTINA, INCORPORATED

                     /s/ S. E. Melvin Hecht
                     ----------------------
                     By: S.E. Melvin Hecht
                     Title: Vice-Chairman, Chief Financial Officer and Treasurer

Dated: December 20, 2004